EXHIBIT 10.38


                       AMENDMENT NO.  3

The Property Per Risk Excess of Loss Reinsurance Agreement of January 1, 1992, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, VERNON FIRE AND CASUALTY INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY, all of Indianapolis, Indiana, and CITIZENS SECURITY MUTUAL INSURANCE COMPANY and CITIZENS FUND INSURANCE COMPANY, both of Red Wing, Minnesota, and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

A. As respects the annual period commencing on January 1, 1998 and each annual period thereafter, the reinsurance premium rate applicable to Layer 2 as set out in Article VIII and as amended by Amendment No. 1, is hereby reduced from 1.0% to 0.5%.

B. As resepects the accounting period commencing January 1, 1998, Article IX is hereby deleted in its entirety and the designation of Article IX is reserved for future use.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.



  MERIDIAN MUTUAL INSURANCE
           COMPANY
   VERNON FIRE AND CASUALTY
      INSURANCE COMPANY
 MERIDIAN SECURITY INSURANCE        EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

Date:_________________________  Date:_________________________


                                                    (Continued)



   CITIZENS SECURITY MUTUAL        CITIZENS FUND INSURANCE
      INSURANCE COMPANY                    COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

Date:_________________________  Date:_________________________




  INSURANCE COMPANY OF OHIO


______________________________
Title:

______________________________
Title:

Date:_________________________